Adamis Pharmaceuticals Corporation 10-K

Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Robert O. Hopkins, as Senior Vice President, Finance and Chief Financial Officer of Adamis Pharmaceuticals, Corporation (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT O. HOPKINS
Robert O. Hopkins
Senior Vice President and Chief Financial Officer

Dated: April 15, 2021

This certification is being furnished to the SEC with this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.